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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



          Date of report (Date of earliest event reported) May 12, 2003
                                                          -------------


                           THE MED-DESIGN CORPORATION
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Delaware                       0-25852                23-2771475
   ----------------            ---------------------       --------------
    (State or Other              (Commission File          (I.R.S. Employer
    Jurisdiction of                   Number)              Identification No.)
    Incorporation)


              2810 Bunsen Avenue
             Ventura, California                                 93003
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    (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (805) 339-0375
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits.

         The following exhibit is being furnished in connection with disclosure pursuant to Item 12 of this Form 8-K.

         99.1   Press Release dated May 12, 2003

Item 9. Regulation FD Disclosure (including information provided under Item 12 "Results of Operations and Financial Condition").

         The following information is furnished to the Securities and Exchange Commission under Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No. 33-8216, March 27, 2003).

        On May 12, 2003, we issued a press release announcing first quarter 2003 earnings. This information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE MED-DESIGN CORPORATION
                                                       (Registrant)


                                                By Lawrence Ellis
                                                   -----------------------
                                                   Lawrence Ellis
                                                   Chief Financial Officer



Dated: May 12, 2003









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                                  Exhibit Index
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         Exhibit
         -------

         99.1           Press Release dated May 12, 2003.